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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT


                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934




       Date of Report (Date of earliest event reported): November 17, 2003




                         FAMOUS DAVE'S OF AMERICA, INC.
             (Exact name of registrant as specified in its charter)



         Minnesota                       0-21625                 41-1782300
(State or other jurisdiction     (Commission File Number)       (IRS Employer
      of incorporation)                                      Identification No.)





          8091 Wallace Road, Eden Prairie, MN                  55344
        (Address of principal executive offices)             (Zip Code)


                                 (952) 294-1300
              (Registrant's telephone number, including area code)


                                       N/A
          (Former Name or Former Address, if Changed Since Last Report)




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ITEM 5.        OTHER EVENTS AND REQUIRED FD DISCLOSURE

On November 17, 2003, Famous Dave's of America, Inc. issued a press release announcing that Diana Garvis Purcel will join the Company as Chief Financial Officer, effective November 19, 2003. A copy of the press release is attached as
Exhibit 99.1 to this Form 8-K.

ITEM 7.      FINANCIAL STATEMENTS AND EXHIBITS

      (c)    Exhibits

             99.1 Famous Dave's of America, Inc. Press Release dated November 17, 2003.



                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            FAMOUS DAVE'S OF AMERICA, INC.


Date: November 19, 2003                     By:      /s/ David Goronkin
                                                --------------------------------
                                                Name: David Goronkin
                                                Title: Chief Executive Officer